UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025

Rhinebeck Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38779	83-2117268
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2 Jefferson Plaza, Poughkeepsie, New York		12601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:(845) 454-8555

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RBKB	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 21, 2025, the stockholders of Rhinebeck Bancorp, Inc. (the “Company”) approved the Rhinebeck Bancorp, Inc. 2025 Equity Incentive Plan (the “Equity Plan”).  A description of the material terms and conditions of the Equity Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders of the Company held on May 21, 2025, which was filed with the Securities and Exchange Commission on April 15, 2025. A copy of the Equity Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 21, 2025.  The final results of the vote on each matter submitted to a vote of stockholders are as follows:

1.	The following individuals were elected as directors of the Company, each for a three-year term or until his successor is duly elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes
Freddimir Garcia	8,990,560	652,475	765,037
Suzanne Rhulen Loughlin	8,992,834	650,201	765,037
Donald E. Beeler, Jr.	9,030,700	612,335	765,037

2.	The Rhinebeck Bancorp, Inc. 2025 Equity Incentive Plan was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
9,348,025	220,829	74,181	765,037

3.	The appointment of Wolf & Company, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified by the following vote:

For	Against	Abstentions
10,203,446	107,725	96,901

4.	The compensation of the Company's named executive officers, as described in the Company’s proxy statement dated April 15, 2025, was approved on an advisory (non-binding) basis by the following vote:

For	Against	Abstentions	Broker Non-Votes
9,290,578	240,974	111,483	765,037

5.	An annual advisory (non-binding) vote on executive compensation was approved on an advisory (non-binding) basis by the following vote:

1 Year	2 Year	3 Year	Abstentions	Broker Non-Votes
9,393,940	32,878	114,614	101,603	765,037

In light of such vote, the Company has determined to hold an advisory (non-binding) vote on the compensation of the Company’s named executive officers each year.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information.	Not Applicable.
(c)	Shell Company Transactions.	Not Applicable.
(d)	Exhibits
10.1

Rhinebeck Bancorp, Inc. 2025 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 15, 2025 (File No. 001-38779))

	104	Cover Page Interactive Data File (embedded within the inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RHINEBECK BANCORP, INC.

DATE: May 21, 2025	By: /s/ Michael J. Quinn
Michael J. Quinn
President and Chief Executive Officer